Rev1

NEITHER THIS AGREEMENT NOR THE SECURITIES WHICH ARE TO BE EXCHANGED HEREUNDER HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "ACT"). ACCORDINGLY, NO TRANSFER OF SUCH SECURITIES OR ANY INTEREST THEREIN IN THE MARKETS OF THE UNITED STATES MAY BE MADE EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT UNLESS THE ISSUER OF THE SECURITIES HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO IT THAT SUCH TRANSFER DOES NOT REQUIRE REGISTRATION UNDER THE ACT.


                        SHARE  EXCHANGE  AGREEMENT


  THIS SHARE EXCHANGE AGREEMENT (the "Agreement"), made on the 1st day of March, 1996 and effective as of March 29, 1996, is by and among:

  PHARMA PATCH PLC, a public limited company of the Republic of Ireland (herein called "PHARMA PATCH") with its principal office at 15-16 FitzWilliam Place, Dublin 2, Ireland;

  THERAPEUTIC PATCH RESEARCH N.V., a body corporate organized under the laws of The Netherlands Antilles (herein called "TPR"), with its principal office at De Ruyterkade 62, P.O. Box 812, Willemstad, Curacao, The Netherlands Antilles and its mailing address at Statenhof Building, Reaal 5-V, P.O. Box 4, 2350 AA Leiderdorp, The Netherlands;

  SALIVA RESEARCH LIMITED, a body corporate organized under the laws of Gibraltar (herein called "SRL"), with its principal office at 4 Irish Place, P.P. Box 240, Gibraltar, Europe and its mailing address at Statenhof Building, Reaal 5-V, P.O. Box 4, 2350 AA Leiderdorp, The Netherlands; and

  WESTCLIFF PARTNERS INC., a body corporate organized under the laws of the Republic of Panama (herein called "WPI"), with its principal office and mailing address at Statenhof Building, Reaal 5-V, P.O. Box 4, 2350 AA Leiderdorp, The Netherlands.


                                 RECITALS:

  WHEREAS, TPR, SRL and WPI each own of record and beneficially 300,000 shares of the common capital stock in VISTA TECHNOLOGIES INC., a body corporate of the State of Nevada, United States (herein called "VISTA"), for an aggregate of 900,000 shares of VISTA common stock (the "Vista SHARES");

  WHEREAS, effective as of March 1, 1996, PHARMA PATCH desires to acquire from TPR, SRL and WPI all of the Vista SHARES solely in exchange for 4,500,000 newly issued American Depositary Receipts ("Pharma Patch ADRs") each Pharma Patch ADR representing one Ordinary Share, IR Pound .01 par value, in PHARMA PATCH, all upon the terms and conditions set forth in this Exchange Agreement.

  NOW, THEREFORE, in consideration of the premises, the parties hereto mutually covenant, promise and agree as follows:


Exchange Agreement                                                   -1-

1.      EXCHANGE OF VISTA SHARES FOR PHARMA PATCH ADRS

  1.1.  CLOSING.   The closing for the consummation of the transactions
contemplated by this Agreement ("Closing") shall occur on March 29, 1996 (the "Closing Date") and shall take place at the offices of Multibreen, B.V., at Statenhof Building, Reaal 5-V, 2350 AA Leiderdorp, The Netherlands, unless another time and place is mutually agreed to by the parties. Upon the Closing, all the conditions set forth in this Agreement shall have been satisfied except to the extent any such conditions shall have been expressly waived in writing by all of the parties hereto.

  1.2.  DELIVERY OF VISTA SHARES.   On the Closing Date, each of TPR, SRL
and WPI shall deliver to PHARMA PATCH certificates evidencing 300,000 of the Vista SHARES (for a total of 900,000 Vista SHARES), each duly endorsed in favor of PHARMA PATCH with medallion signature guarantee and accompanied by a certificate in the form attached hereto confirming the authority of the officer, managing director or other agent executing the aforesaid endorsement.

  1.3. DELIVERY OF PHARMA PATCH ADRS. On the Closing Date, PHARMA PATCH shall deliver to each of TPR, SRL and WPI certificates evidencing 1,500,000 of the Pharma Patch ADRs (for a total of 4,500,000 Pharma Patch ADRs), each duly registered in the names of TPR, SRL and WPI, respectively.

2.      U.S. SECURITIES LAWS.    All of the parties hereto acknowledge that the
common stock of VISTA and the American Depositary Receipts evidencing ordinary shares of PHARMA PATCH are traded in the United States securities markets. Neither the Vista SHARES nor the Pharma Patch ADRs to be exchanged hereunder have been registered under the U.S. Securities Act of 1933, as amended (the "Securities Act"). Each party acknowledges that the exchange of securities hereunder is among investors who are not U.S. persons as defined in Rule
902(o) of Regulation S ("Regulation S") promulgated under the Securities Act in reliance upon the transactional exemption afforded by Regulation S in connection with a private placement offshore offer, sale and exchange relating to securities of VISTA and PHARMA PATCH. Each party acknowledges it is familiar with and understands the terms of Regulation S, and has had the opportunity to consult with its legal counsel concerning this Agreement and Regulation S. Accordingly, each party acknowledges that the subsequent transfer of all securities covered by this Agreement within the United States markets or otherwise within the jurisdiction of the United States is restricted by the Securities Act as well as state laws within the United States.

3. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF TPR, SRL AND WPI. Each of TPR, SRL and WPI represents and warrants to PHARMA PATCH that:

  3.1. such party is a body corporate duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation indicated in the preamble to this Agreement, with all requisite power and authority to own its property and assets, to carry on its business as it is now being conducted and to enter into and execute this Agreement and perform its obligations hereunder.

  3.2. at the Closing Date, all of the Vista SHARES to be transferred, assigned and delivered by such party to PHARMA PATCH hereunder will be owned beneficially and of record by such party, shall be validly issued, fully paid and nonassessable securities of VISTA, and such party owns, possesses and has good and marketable title to transfer such Vista SHARES to PHARMA PATCH at Closing hereunder free and clear of all liens, charges, demands, security interests or other adverse claims whatsoever or howsoever arising.



Exchange Agreement                                                   -2-

  3.3. such party is not a "U.S. Person" as that term is defined in Rule 902(o) of Regulation S; such party was not formed specifically for the purpose of investing in Regulation S securities or formed specifically for the purpose of investing in this Agreement or the securities of PHARMA PATCH; such party is not registered as an issuer under the Securities Act and is not required to be registered with the U.S. Securities and Exchange Commission under the Investment Company Act of 1940; such party has no reason to believe that any offer to enter into this Agreement has been made by PHARMA PATCH to such party in the United States; at the times of the original offer relating to, and execution of, this Agreement, such party was located and resident outside the United States; and such party is entering into this Agreement and acquiring Pharma Patch ADRs hereunder for its own account for investment, and not on behalf of any U.S. Person as defined in Rule 902(o) of Regulation S or with a view to the distribution of such securities.

  3.4. neither such party, nor any of its affiliates nor any person acting on its behalf or any behalf of any such affiliate, has engaged, or will engage, in any activity undertaken for the purpose of, or that could reasonable be expected to have the effect of, conditioning the markets in the United States for any of the securities of PHARMA PATCH or VISTA, including but not limited to effecting any sale or short sale or the acquisition of any put option relating to the securities of PHARMA PATCH for the account of such party or any of its affiliates prior to the expiration of any restricted period contained in Regulation S or engaging in any course of conduct that would have the effect of influencing the public market price of such securities (any such activity, or any other course of conduct defined as a Directed Selling Effort in Rule 902 of Regulation S, being herein called a "Directed Selling Effort"); such party and its representatives have not conducted any Directed Selling Effort and will not engage in any such Directed Selling Effort within the United States through the expiration of any restricted period set forth in Rule 903 of Regulation S.

  3.5. such party agrees that all offers and sales of any securities of PHARMA PATCH or VISTA for the account of such party or for the account of any of its affiliates as of the date hereof and through the expiration of the any restricted period set forth in Rule 903 of Regulation S shall not be made to U.S. Persons or for the account or benefit of U.S. Persons and shall otherwise be made in compliance with the provisions of Regulation S and any other applicable provisions of the United States securities laws.

  3.6. such party acknowledges and agrees that following the expiration of any restricted period provided by Rule 903 of Regulation S, any interest in this Agreement or in the Pharma Patch ADRs may be resold within the jurisdiction of the United States or to U.S. Persons [as defined in Rule 902(o) of Regulation S] by or for the account of the parties hereto only (i) pursuant to a registration statement under the Securities Act, or (ii) pursuant to an exemption from such registration and only following the expiration of any restricted period required by Regulation S.

  3.7. such party acknowledges that if any subsequent transfer of the Pharma Patch ADRs is to be made in reliance upon an exemption under the Securities Act, the issuer of the securities being so transferred may require an opinion of counsel satisfactory to the issuer that such transfer may be made pursuant to an applicable exemption under the Securities Act; such party further acknowledges that, so long as appropriate, a legend similar to the following may appear on the certificates representing the Pharma Patch ADRs:
"These securities have not been registered under the Securities Act of 1933 and may be reoffered and sold only if registered or if an exemption from such registration is available in the opinion of counsel satisfactory to the issuer."

  3.8. such party has sufficient knowledge and experience in financial and business matters so that it is able to evaluate the merits and risks of this Agreement and an investment in restricted securities


Exchange Agreement                                                   -3-
of PHARMA PATCH; such party has had substantial experience in previous private and public purchases of speculative and restricted securities, understands that an investment in PHARMA PATCH securities is speculative, and can afford to sustain a complete loss of its investment.

  3.9. such party acknowledges that it has had an opportunity to ask questions of and to receive answers from one or more of the executive officers of PHARMA PATCH as such party deems necessary in order for it to make an informed decision with respect to this Agreement and its agreement to acquire restricted securities of PHARMA PATCH and has received complete and satisfactory answers to all such inquiries.

  3.10. this Agreement has been duly authorized, executed and delivered by such party and is a valid and binding agreement enforceable in accordance with its terms, subject only to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general application to or affecting creditors' rights generally and to general principles of equity; such party has full power and authority necessary to enter into this Agreement and to perform its obligations hereunder.

  3.11. the execution and delivery of this Agreement, and the consummation of the transactions contemplated herein, do not and will not conflict with or result in a breach by such party of any of the terms or provisions of, or constitute a default under, its charter documents, its memorandum or articles of association or incorporation, its by-laws, any action of its directors or shareholders, or any indenture, mortgage, deed of trust or other agreement or instrument by which such party or any of its properties or assets are bound, or any existing applicable law, rule or regulation or any applicable decree, judgment or order of any court, regulatory body, administrative agency or other governmental body having jurisdiction over such party or any of its properties or assets.

4. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF PHARMA PATCH. PHARMA PATCH represents and warrants to each of TPR, SRL and WPI that:

  4.1. PHARMA PATCH is a body corporate duly organized, validly existing and in good standing as a public limited company under the laws of the Republic of Ireland, with all requisite power and authority to own its property and assets, to carry on its business as it is now being conducted and to enter into and execute this Agreement and perform its obligations hereunder.

  4.2. PHARMA PATCH is not an investment company registered or required to register as such under the United States Investment Company Act of 1940.

  4.3.  The American Depositary Receipts evidencing ordinary shares of
PHARMA PATCH is a class of securities registered under Section 12(g) of the U.S. Securities Exchange Act of 1934 ("Exchange Act"), and PHARMA PATCH has filed all reports and documents required to be filed pursuant to the Exchange Act for a period of at least twelve months preceding the date hereof (or for such shorter period as PHARMA PATCH was required to file such materials).

  4.4. The Pharma Patch ADRs and the underlying ordinary shares of PHARMA PATCH represented thereby, when issued and delivered at Closing by PHARMA PATCH hereunder, will be duly and validly authorized and issued, fully paid and nonassessable securities of PHARMA PATCH and will not subject the holders thereof to personal liability by reason of being such holders.

  4.5. PHARMA PATCH is acquiring the Vista SHARES hereunder for its own account for investment, and not with a view to the distribution of such securities.


Exchange Agreement                                                   -4-

  4.6. Neither PHARMA PATCH, nor any of its affiliates nor any person acting on its behalf or any behalf of any such affiliate, has engaged, or will engage, in any activity undertaken for the purpose of, or that could reasonable be expected to have the effect of, conditioning the markets in the United States for any of the securities of PHARMA PATCH or VISTA, including but not limited to effecting any sale or short sale or the acquisition of any put option relating to the securities of VISTA for the account of PHARMA PATCH or any of its affiliates prior to the expiration of any restricted period contained in Regulation S or engaging in any course of conduct that would have the effect of influencing the public market price of such securities (any such activity, or any other course of conduct defined as a Directed Selling Effort in Rule 902 of Regulation S, being herein called a "Directed Selling Effort"); PHARMA PATCH and its representatives have not conducted any Directed Selling Effort and will not engage in any such Directed Selling Effort within the United States through the expiration of any restricted period set forth in Rule 903 of Regulation S.

  4.7. PHARMA PATCH acknowledges and agrees that any interest in this Agreement or in the Vista SHARES may be resold within the markets or the jurisdiction of the United States only (i) pursuant to a registration statement under the Securities Act, or (ii) pursuant to an exemption from such registration.

  4.8. PHARMA PATCH acknowledges that if any subsequent transfer of the Vista SHARES is to be made in reliance upon an exemption under the Securities Act, the issuer of the securities being so transferred may require an opinion of counsel satisfactory to the issuer that such transfer may be made pursuant to an applicable exemption under the Securities Act; PHARMA PATCH further acknowledges that, so long as appropriate, a legend similar to the following may appear on the certificates representing the Vista SHARES: "These securities have not been registered under the Securities Act of 1933 and may be reoffered and sold only if registered or if an exemption from such registration is available in the opinion of counsel satisfactory to the issuer."

  4.9. PHARMA PATCH has sufficient knowledge and experience in financial and business matters so that it is able to evaluate the merits and risks of this Agreement and an investment in restricted securities of VISTA; PHARMA PATCH and its executive officers have had substantial experience in previous private and public purchases of speculative and restricted securities, and understands that an investment in VISTA securities is speculative and subject to risk of loss.

  4.10. PHARMA PATCH acknowledges that it has had an opportunity to ask questions of and to receive answers from one or more of the executive officers of VISTA as PHARMA PATCH deems necessary in order for it to make an informed decision with respect to this Agreement and its agreement to acquire restricted securities of VISTA and has received complete and satisfactory answers to all such inquiries.

  4.11. This Agreement has been duly authorized, executed and delivered by PHARMA PATCH and is a valid and binding agreement enforceable in accordance with its terms, subject only to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general application to or affecting creditors' rights generally and to general principles of equity; PHARMA PATCH has full power and authority necessary to enter into this Agreement and to perform its obligations hereunder.

  4.12. The execution and delivery of this Agreement, and the consummation of the transactions contemplated herein, do not and will not conflict with or result in a breach by PHARMA PATCH of any of the terms or provisions of, or constitute a default under, its charter documents, its memorandum or articles of association or incorporation, its by-laws, any action of its directors or shareholders, or any indenture, mortgage, deed of trust or other agreement or instrument by which PHARMA PATCH or any


Exchange Agreement                                                   -5-
of its properties or assets are bound, or any existing applicable law, rule or regulation or any applicable decree, judgment or order of any court, regulatory body, administrative agency or other governmental body having jurisdiction over such party or any of its properties or assets.

5.      OTHER CONDITIONS TO CLOSING.    At the Closing:

  5.1. REPRESENTATIONS AND WARRANTIES. The representations and warranties of all parties set forth in this Agreement shall be true and correct in all material respects as of the Closing Date as though made on and as of the Closing Date.

  5.2. COMPLIANCE WITH AGREEMENT. All parties hereto shall have performed in all material respects all obligations required to be performed by them under this Agreement at or prior to the Closing Date.

  5.3. NO INJUNCTION. None of the parties hereto shall be subject to any injunction or preliminary restraining order against the consummation of the transactions contemplated by this Agreement.

  5.4.  ABSENCE OF ANY ADVERSE CHARGES.   There shall have been no
material adverse change in the business, financial condition or prospects of VISTA or PHARMA PATCH between the date of this Agreement and the Closing Date.

  5.5. LEGAL MATTERS. The form and substance of all legal matters con-templated hereby and of all instruments and documents delivered hereunder shall be reasonably acceptable to counsel for each of the parties.

  5.6.  AUTHORIZING RESOLUTIONS.   Each of the parties hereto shall have
delivered to each of the other parties a copy of resolutions, certified by the secretary or an assistant secretary of such corporate party, adopted by its board of directors necessary to evidence its authorization of the execution and delivery by such party of this Agreement and the transactions contemplated herein.

6.      OTHER PROVISIONS.

  6.1.  NO GOVERNMENTAL APPROVAL.   Each of the parties understand that no
governmental agency of any jurisdiction has passed upon or made any recommendation or endorsement of the transactions contemplated by this Agreement or an investment in any of the securities covered by this Agreement.

  6.2.  TRANSACTION EXPENSES.   Each of the undersigned agrees to pay its
own expenses incident to the performance of its obligations hereunder.

  6.3.  GOVERNING LAW.   Each of the undersigned agree that except to the
extent U.S. securities laws may be applicable as a matter of public policy, this Agreement shall be governed by and construed in accordance with the laws of The Netherlands, and without regard to principles of conflicts of law.

  6.4.  TIME.  Time shall be of the essence of this Agreement.

  6.5.  ENTIRE AGREEMENT.   This Agreement contains the entire agreement
among the parties with respect to the transactions contemplated hereby, and supersedes all prior arrangements or understandings, written or oral, among the parties with respect thereto. This Agreement may be amended or modified only by a writing executed by the party or parties to be bound by such amendment or modification.



Exchange Agreement                                                   -6-

  6.6.  SUCCESSORS AND ASSIGNS.   All representations, warranties,
covenants and agreements of the parties shall bind their respective successors and assignees and shall inure to the benefit of their respective successors and permitted assignees.

  6.7. INTERPRETATION. This Agreement shall be interpreted according to its fair meaning and not for or against either party who may have drafted provisions hereof.

  6.8 CAPTIONS. The headings and captions appearing in this Agreement are inserted for convenience of reference only and shall not constitute a part thereof and shall not be used in construction or interpretation.

  6.9. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one in the same instrument.

  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.


SIGNED, SEALED AND DELIVERED    )     PHARMA PATCH PLC.
    in the presence of          )
                          )
                          )     Per: ___________________________
____________________________    )           Murray B. Watson
         Witness                )           Title:  Chairman and Chief
                          )                   Executive Officer
                          )
                          )
SIGNED, SEALED AND DELIVERED    )     THERAPEUTIC PATCH RESEARCH N.V.
    in the presence of          )
                          )
                          )     Per: ___________________________
____________________________    )           Dick van der Vennen
         Witness                )           Title:  Managing Director
                          )
                          )
SIGNED, SEALED AND DELIVERED    )     SALIVA RESEARCH LIMITED
    in the presence of          )
                          )
                          )     Per: ____________________________
____________________________    )           Jac. J. Lam
         Witness                )           Title:  Managing Director
                          )
                          )
SIGNED, SEALED AND DELIVERED    )     WESTCLIFF PARTNERS INC.
    in the presence of          )
                          )
                          )     Per: ____________________________
____________________________    )           Jac. J. Lam
         Witness                )           Title:  President and Managing
                                              Director


Exchange Agreement                                                   -7-